NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated June 24, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The information under the section “Portfolio Managers,” within the heading “Portfolio Management,” on page 6 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary Chropuvka	Managing Director and Head of Quantitative Investment Strategies – Customized Beta Strategies, GSAM	Since 2013
Matthew Hoehn	Vice President, GSAM	Since 2011
Amna Qaiser	Vice President, GSAM	Since 2012

2.	The information under the section “Portfolio Management,” within the heading “Fund Management,” on page 18 of the Prospectus is deleted and replaced with the following:

Gary Chropuvka, Matthew Hoehn and Amna Qaiser are responsible for the day-to-day management of the Fund.

Mr. Chropuvka, CFA, is the head of Customized Beta Strategies (“CBS”) business within GSAM’s Quantitative Investment Strategies (“QIS”) team, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka also coheads global client portfolio management for GSAM’s Quantitative and Fundamental Equities businesses. Previously, Mr. Chropuvka was a Portfolio Manager for GSAM’s Quantitative Equity business, a position he held for seven years. Mr. Chropuvka originally joined GSAM in March 1998 as an analyst in the Private Equity Group and has been a member of the QIS team since 1999.  Mr. Chropuvka received a Bachelor’s degree in Mathematics from Rutgers University and a Master’s degree in Financial Engineering from Columbia University.  Mr. Chropuvka is a CFA charter holder.

Mr. Hoehn, Vice President, joined GSAM’s Investment Management Division (“IMD”) in July 2003 and is a member of the CBS team within the QIS group. Mr. Hoehn focuses primarily on beta replication and risk rebalancing. Prior to joining QIS, Mr. Hoehn worked on GSAM’s IMD Finance and Strategy team for three years, and joined the QIS team in July 2006. Mr. Hoehn graduated magna cum laude from The College of New Jersey with a double concentration in Economics and English and a minor in Spanish, and completed a Master's degree in Economics at New York University in December 2007.

Ms. Qaiser, CFA, is a portfolio manager in GSAM’s CBS group within the QIS team. Ms. Qaiser is responsible for new product development, research, and implementation within the CBS group. Previously, Ms. Qaiser led portfolio management and research for European alpha portfolios, and also served as a member of the portfolio implementation team for QIS’s alpha and beta equity products. Ms. Qaiser holds a Bachelor of Science degree, with honors, in Computer Engineering, with a minor in Economics and a Master’s degree in Mathematics of Finance from Columbia University. Ms. Qaiser is a CFA charter holder.

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